UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 26, 2006

CARRAMERICA REALTY CORPORATION

CARRAMERICA REALTY OPERATING PARTNERSHIP, L.P.

CARRAMERICA REALTY, L.P.

(Exact name of registrant as specified in its charter)

Maryland Delaware Delaware	1-11706 000-50663 000-22741	52-1796339 20-0882547 52-1976308
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1850 K Street, N.W., Washington, D.C. 20006

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (202) 729-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CarrAmerica Realty Corporation

CarrAmerica Realty Operating Partnership, L.P.

CarrAmerica Realty, L.P.

Form 8-K

Item 1.01. Entry into a Material Definitive Agreement

As described in Item 8.01 below, CarrAmerica Realty Corporation, a Maryland corporation (the “Company”) has agreed to settle the previously disclosed purported class action lawsuits related to the Agreement and Plan of Merger by and among the Company, CarrAmerica Realty Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), Carr Realty Holdings, L.P., a Delaware limited partnership (“CRH”), CarrAmerica Realty, L.P., a Delaware limited partnership (“CAR”), Nantucket Parent LLC, a Delaware limited liability company (“Parent”), Nantucket Acquisition Inc., a Maryland corporation and wholly owned subsidiary of Parent (“MergerCo”), Nantucket CRH Acquisition L.P., a Delaware limited partnership whose general partner is MergerCo (“NCRH Merger Partnership”) and Nantucket CAR Acquisition L.P., a Delaware limited partnership whose general partner is MergerCo (“NCAR Merger Partnership”) dated as of March 5, 2006 (the “Merger Agreement”) pursuant to which, among other things, the Company is to merge with and into MergerCo, an affiliate of The Blackstone Group (the “Merger”). As part of the agreement to settle the lawsuits, the parties to the Merger Agreement have entered into an Amendment to Agreement and Plan of Merger (the “Amendment”), which amends the Merger Agreement as follows:

•	The first sentence of Section 7.04(c) has been deleted in its entirety and replaced with the following: “Subject to the Company Parties’ compliance with the provisions of this Section 7.04, and only prior to the Company Stockholder Approval, following the receipt by the Company or any Subsidiary of a written Acquisition Proposal, the Company Board may (directly or through Representatives) (I) contact such Person and its advisors solely for the purpose of clarifying the proposal and any material terms thereof and the conditions to consummation, so as to determine whether the proposal for an Acquisition Proposal could result in a Superior Proposal, (II) if the Company Board determines in good faith following consultation with its legal and financial advisors that such Acquisition Proposal could result in a Superior Proposal, the Company Board thereafter may furnish non-public information with respect to the Company and the Subsidiaries to the Person who made such proposal (provided that the Company (A) has previously or concurrently furnished such information to Parent and (B) shall furnish such information pursuant to a confidentiality agreement which is at least as favorable to the Company as the Confidentiality Agreement), and (III) if the Company Board determines in good faith following consultation with its legal and financial advisors that such Acquisition Proposal is reasonably likely to result in a Superior Proposal, the Company Board thereafter may (i) participate in negotiations regarding such proposal, (ii) following receipt of a written Acquisition Proposal that constitutes a Superior Proposal, recommend that the Company’s stockholders approve such Superior Proposal and, in connection therewith, withdraw or modify in a manner adverse to Parent, or fail to make, the Company Recommendation, or (iii) other than in connection with an Acquisition Proposal, withdraw or modify in a manner adverse to Parent, or fail to make, the Company Recommendation (any event described in clause (ii) or clause (iii) above, a “Change in Recommendation”) but in each case referred to in clauses (i) through (iii) only if, after complying with this Section 7.04(c), the Company Board determines in good faith, after consultation with its outside legal counsel, that failure to take such action would be inconsistent with its duties to the Company’s stockholders under applicable Law.”

•	All references in Clause (E) of Section 9.01(h) to “three Business Day period” have been replaced with “two Business Day period”.

•	The “Company Termination Fee” as defined in section 9.03(d) has been reduced from $85 million to $70 million.

Item 8.01. Other Events

As previously disclosed, on March 9, 2006 and March 10, 2006 two purported stockholder class action lawsuits related to the Merger Agreement were filed naming the Company and each of its directors as defendants. On June 26, 2006, the Company and the other defendants entered into a memorandum of understanding with the plaintiffs regarding the settlement of both lawsuits.

In connection with the settlement, the Company has agreed to make certain supplemental disclosures to its stockholders which are contained in a proxy statement supplement that was filed with the Securities and Exchange Commission on June 27, 2006 and is being mailed on or about June 28, 2006 to the Company’s stockholders of record as of May 22, 2006, the record date for the Company’s Special Meeting of Stockholders called to approve the Merger, the Merger Agreement and the other transactions contemplated by the Merger Agreement.

Subject to the completion of certain confirmatory discovery by counsel to the plaintiffs, the memorandum of understanding contemplates that the parties will enter into a stipulation of settlement. The stipulation of settlement will be subject to customary conditions including court approval following notice to the Company’s stockholders and consummation of the Merger. In the event that the parties enter into a stipulation of settlement, a hearing will be scheduled at which the court will consider the fairness, reasonableness and adequacy of the settlement which, if finally approved by the court, will resolve all of the claims that were or could have been brought in the actions being settled, including all claims relating to the Merger, the Merger Agreement and any disclosure made in connection therewith. In addition, in connection with the settlement, the parties contemplate that plaintiffs’ counsel will petition the court for an award of attorneys’ fees and expenses to be paid by the Company. As part of the proposed settlement, the Company has agreed to pay $930,000 to the plaintiffs’ counsel for their fees and expenses, subject to approval by the court.

In connection with the proposed settlement, the Company has also amended the Merger Agreement as set forth above in Item 1.01.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	2.1	Amendment to Agreement and Plan of Merger, dated as of June 26, 2006, by and among CarrAmerica Realty Corporation, CarrAmerica Realty Operating Partnership, L.P., Carr Realty Holdings, L.P., CarrAmerica Realty, L.P., Nantucket Parent LLC, Nantucket Acquisition Inc., Nantucket CRH Acquisition L.P., and Nantucket CAR Acquisition L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2006

CARRAMERICA REALTY CORPORATION

By:	/s/ Kurt A. Heister
Kurt A. Heister Senior Vice President, Controller and Treasurer

CARRAMERICA REALTY OPERATING PARTNERSHIP, L.P. By: CARRAMERICA REALTY CORPORATION, its general partner

By:	/s/ Kurt A. Heister
Kurt A. Heister Senior Vice President, Controller and Treasurer

CARRAMERICA REALTY, L.P.

By: CARRAMERICA REALTY GP HOLDINGS, LLC, its general partner

By: CARRAMERICA REALTY OPERATING PARTNERSHIP, L.P., its sole member

By: CARRAMERICA REALTY CORPORATION, its general partner

By:	/s/ Kurt A. Heister
Kurt A. Heister Senior Vice President, Controller and Treasurer

EXHIBIT INDEX

Exhibit Number
2.1	Amendment to Agreement and Plan of Merger, dated as of June 26, 2006, by and among CarrAmerica Realty Corporation, CarrAmerica Realty Operating Partnership, L.P., Carr Realty Holdings, L.P., CarrAmerica Realty, L.P., Nantucket Parent LLC, Nantucket Acquisition Inc., Nantucket CRH Acquisition L.P., and Nantucket CAR Acquisition L.P.